EXHIBIT 99.1

Community Capital Corporation Announces Completion of Offering and Results of Operations for Third Quarter

GREENWOOD, S.C., Oct. 30, 2009 (GLOBE NEWSWIRE) -- Community Capital Corporation (Nasdaq:CPBK) reports operating results for the nine months and quarter ended September 30, 2009 and announces the completion and results of the stock offering ended October 30, 2009.

 * Raised $14.2 million in new capital in the rights offering, public offering, and employee purchases through our 401k plan net of expenses, of which $5.0 million was raised in the public offering and will be reflected in capital totals as of December 31, 2009.
 * As of October 30, 2009, executive officers and directors of the company and 401k participants own approximately 21% of total shares outstanding.
 * Total risk based capital at September 30, 2009 was 13.01%; tangible equity to assets at September 30, 2009 was 7.93%.
 * Grew deposits $5.5 million since June 30, 2009 and reduced brokered deposits by $17.1 million.  Brokered deposits now comprise only 5%
   of total deposits.
 * Held $27.2 million in cash at the Federal Reserve at September 30,
   2009.
 * Nonperforming loans increased $26.6 million during the quarter, however total impaired loans were essentially unchanged.
 * Increased Allowance for Loan & Lease Losses by $5.1 million during the quarter.  The Allowance for Loan & Lease Losses now totals 3.31%
   of gross loans.
 * Wealth Management fees increased 2.96% during the three month period ended September 30, 2009 while the number of accounts increased by 82 over the same period.
 * Reduced FHLB borrowings by $30 million during the quarter, incurring a one time prepayment penalty of $359,000.
 * Wholesale funding, which includes FHLB borrowings, fed funds and
   TAF borrowings, declined $60.1 million, or 36.32% since June 30,
   2009 and $81.9 million or 43.72% since September 30, 2008.

Community Capital Corporation today reported a net loss for the three months ended September 30, 2009 of $2,829,000, or $0.56 per diluted share, compared to net income of $1,196,000, or $0.27 per diluted share for the same period in 2008. The company recorded provision for loan losses of $6.0 million during the third quarter of 2009 compared to $1.1 million during the third quarter of 2008.

Return on average assets for the third quarter was (1.36)% for 2009 compared to 0.61% for the same period in 2008 and (1.51)% for the second quarter of 2009. Return on average equity was (14.97)% for the quarter ended September 30, 2009 compared to 7.35% for the same period in 2008, and (18.46)% for the quarter ended June 30, 2009.

Total assets decreased 2.96% to $767,180,000 at September 30, 2009 from $790,600,000 as of December 31, 2008, and 5.83% from $814,712,000 at June 30, 2009. Total loans decreased $39,891,000 or 6.22% to $601,846,000 at September 30, 2009 from $641,737,000 at December 31, 2008, and decreased $13,140,000 from $614,986,000 at June 30, 2009. Total deposits increased $61,269,000 or 11.93% to $574,870,000 at September 30, 2009 from $513,601,000 at December 31, 2008, and increased $5,518,000 or 0.97% from $569,352,000 at June 30, 2009.

William G. Stevens, President/CEO of Community Capital Corporation, stated, "During this difficult economic environment, we are aggressively executing our strategy of strengthening our balance sheet and addressing our troubled assets. We continue to grow our low cost local deposit base while virtually eliminating our dependence on more volatile short term wholesale funding. Simultaneously we are being creative but disciplined as we work through our troubled loans. We established a "task force" comprised of our most senior and experienced lenders and this group is focused on resolving the substandard portion of our loan portfolio as quickly and effectively as possible.

"Community Capital is the only publicly traded bank holding company with less than $2 billion in assets in South Carolina that has been able to complete a common equity raise during 2009. This new capital was provided by our existing shareholders and by new investors that believe that ours is a bank of the future."

Community Capital Corporation is the parent company of CapitalBank, which operates 18 community oriented branches throughout upstate South Carolina and offers a full array of banking services, including a diverse wealth management group. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com .

Cautionary Note Regarding Forward-Looking Statements

Some of our statements contained in this news release are "forward-looking statements" within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements are not guarantees of performance or results. When we use words like "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "target," "could," "is likely," "should," "would," "will," and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. These forward-looking statements involve risks and uncertainties and are based on our beliefs and assumptions, and on the information available to us at the time that these disclosures were prepared. These forward-looking statements involve risks and uncertainties and may not be realized due to a variety of factors, including, but not limited to, the following: the challenges, costs and complications associated with the continued development of our branches; the potential that loan charge-offs may exceed the allowance for loan losses or that such allowance will be increased as a result of factors beyond the control of us; our ability and success in resolving troubled loans; our dependence on senior management; competition from existing financial institutions operating in our market areas as well as the entry into such areas of new competitors with greater resources, broader branch networks and more comprehensive services; adverse conditions in the stock market, the public debt market, and other capital markets (including changes in interest rate conditions); changes in deposit rates, the net interest margin, and funding sources; inflation, interest rate, and market fluctuations; risks inherent in making loans including repayment risks and value of collateral; the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses; fluctuations in consumer spending and saving habits; the demand for our products and services; technological changes; the challenges and uncertainties in the implementation of our expansion and development strategies; the ability to increase market share; the adequacy of expense projections and estimates of impairment loss; the impact of changes in accounting policies by the Securities and Exchange Commission (SEC); unanticipated regulatory or judicial proceedings; the potential negative effects of future legislation affecting financial institutions (including without limitation laws concerning taxes, banking, securities, and insurance); the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the timely development and acceptance of products and services, including products and services offered through alternative delivery channels such as the Internet; the impact on our business, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; other factors described in this news release and in other reports filed by the Company with the SEC; and our success at managing the risks involved in the foregoing.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this Cautionary Note. Our actual results may differ significantly from those we discuss in these forward-looking statements. For other factors, risks and uncertainties that could cause our actual results to differ materially from estimates and projections contained in these forward-looking statements, please read the Company's Annual Report on Form 10-K for the year ended December 31, 2008 and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009. Any forward-looking statement speaks only as of the date which such statement was made, and, except as required by law, we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Financial Highlights
(Dollars in thousands, except per share data)
                           Three      Three        Nine        Nine
                           Months     Months      Months      Months
                           Ended      Ended       Ended       Ended
                          Sept. 30   Sept. 30    Sept. 30    Sept. 30
                            2009       2008        2009        2008
 Earnings Summary       (Unaudited) (Unaudited) (Unaudited) (Unaudited)

 Interest income        $    9,026  $   10,406  $   27,731  $   33,213
 Interest expense            3,645       4,411      10,641      14,592
                        ----------  ----------  ----------  ----------
 Net interest income         5,381       5,995      17,090      18,621
 Provision for loan
  losses                     6,000       1,100      13,800       5,600
 Non-interest income         1,867       1,851       5,965       5,525
 Non-interest expense        5,880       5,140      17,655      15,545
                        ----------  ----------  ----------  ----------
 Income (loss) before
  taxes                     (4,632)      1,606      (8,400)      3,001
 Income tax expense
  (benefit)                 (1,803)        410      (3,493)        597
                        ----------  ----------  ----------  ----------
 Net income (loss)      $   (2,829) $    1,196  $   (4,907) $    2,404
                        ----------  ----------  ----------  ----------

 Per Shares Ratios:
 Basic earnings per
  share                 $    (0.56) $     0.27  $    (1.06) $     0.54
 Diluted earnings per
  share                 $    (0.56) $     0.27  $    (1.06) $     0.54
 Dividends declared per
  share                 $     0.00  $     0.15  $     0.15  $     0.45
 Book value per share   $     8.64  $    14.53  $     8.64  $    14.53

 Common Share Data:
 Outstanding at
  period end             8,023,179   4,467,605   8,023,179   4,467,605
 Weighted average
  outstanding            5,013,726   4,431,413   4,638,143   4,424,301
 Diluted weighted
  average outstanding    5,013,726   4,468,036   4,638,143   4,463,214

 Capital Ratios:
 Tier 1 leverage ratio        8.95%       8.47%       8.95%       8.47%
 Tier 1 risk-based
  capital ratio              11.73%      10.29%      11.73%      10.29%
 Total risk-based
  capital ratio              13.01%      11.55%      13.01%      11.55%
 Tangible equity to
  tangible assets
  (period end)                7.93%       7.08%       7.93%       7.08%

 Balance Sheet Highlights
 (Dollars in Thousands)
                       Three     Three     Three      Nine      Nine
                       Months    Months    Months    Months    Months
                       Ended     Ended     Ended     Ended     Ended
                      Sept. 30  June 30   Sept. 30  Sept. 30  Sept. 30
                        2009      2009      2008      2009      2008
                        (Un-      (Un-      (Un-      (Un-      (Un-
 Average Balances:    audited)  audited)  audited)  audited)  audited)
 Total assets         $780,420  $782,430  $782,774  $782,328  $792,180
 Earning assets        723,501   715,954   725,664   718,993   731,062
 Loans                 609,033   626,961   645,425   624,327   651,796
 Deposits              579,280   529,001   507,698   542,508   519,268
 Interest bearing
  deposits             474,718   428,957   440,077   445,396   453,921
 Noninterest bearing
  deposits             104,562   100,044    67,621    97,112    65,347
 Other borrowings      119,455   172,840   192,898   158,206   189,746
 Junior subordinated
  debentures            10,310    10,310    10,310    10,310    10,310
 Shareholders' equity   63,676    63,935    64,780    64,289    65,136

 Performance Ratios:
 Return on average
  assets                 (1.36)%   (1.51)%    0.61%    (0.84)%    0.41%
 Return on average
  shareholders' equity  (14.97)%  (18.46)%    7.35%   (10.20)%    4.93%
 Net interest margin
  (fully tax
  equivalent at 38%)      3.00%     3.29%     3.35%     3.24%     3.47%
 Efficiency ratio        77.02%    89.05%    64.41%    76.58%    63.58%

                       Three     Three     Three      Nine      Nine
                       Months    Months    Months    Months    Months
                       Ended     Ended     Ended     Ended     Ended
                      Sept. 30  June 30   Sept. 30  Sept. 30  Sept. 30
                        2009      2009      2008      2009      2008
                        (Un-      (Un-      (Un-      (Un-      (Un-
                      audited)  audited)  audited)  audited)  audited)
 Asset Quality:
 Nonperforming loans  $ 55,438  $ 28,826  $ 26,725  $ 55,438  $ 26,725
 Other real estate       6,181     5,554     1,616     6,181     1,616
  Total nonperforming
   assets               61,619    34,380    28,341    61,619    28,341
 Total Impaired Loans  102,001   101,770    27,278   102,001    27,278
 Net charge-offs/
  write-downs              908     2,790       123     7,474     1,506
 Net charge-offs/
  write-downs to
  average loans           0.15%     0.45%     0.02%     1.20%     0.23%
 Allowance for loan
  losses to
  nonperforming loans    35.97%    51.52%    40.61%    35.97%    40.61%
 Nonperforming loans
  to total loans          9.21%     4.69%     4.14%     9.21%     4.14%
 Nonperforming assets
  to total assets         8.03%     4.22%     3.59%     8.03%     3.59%
 Allowance for loan
  losses to period
  end loans               3.31%     2.41%     1.68%     3.31%     1.68%

 Other Selected
  Ratios:
 Average equity to
  average assets          8.16%     8.17%     8.28%     8.22%     8.22%
 Average loans to
  average deposits      105.14%   118.52%   127.13%   115.08%   125.52%
 Average loans to
  average earning
  assets                 84.18%    87.57%    88.94%    86.83%    89.16%

 Balance Sheet Data
 (Dollars in thousands, except per share data)

                                 Period    Period    Period    Period
                                 Ended     Ended     Ended     Ended
                                Sept. 30   June 30  Dec. 31   Sept. 30
                                  2009      2009      2008      2008
                                  (Un-      (Un-                (Un-
                                audited)  audited)            audited)
 Assets:
 Cash and cash equivalents:
  Cash and due from banks       $ 10,183  $ 16,114  $ 11,970  $ 16,969
  Interest bearing deposit
   accounts                       27,210    58,101     1,642       279
                                --------  --------  --------  --------
   Total cash and cash
    equivalents                   37,393    74,215    13,612    17,248
 Investment securities:
  Securities held-for-sale        73,410    65,409    78,828    73,055
  Securities held-to-maturity        215       215       215       270
  Nonmarketable equity
   securities                     10,186    10,186    10,815    10,474
                                --------  --------  --------  --------
   Total investment securities    83,811    75,810    89,858    83,799
 Loans held for sale                 815     3,394       303       232
 Loans receivable                601,846   614,986   641,737   645,558
 Allowance for loan losses       (19,943)  (14,851)  (13,617)  (10,853)
 Premises and equipment, net      16,373    16,593    17,243    17,479
 Intangible assets                 9,187     9,294     9,507     9,619
 Other assets
                                  37,698    35,271    31,957    26,918
                                --------  --------  --------  --------
    Total assets                $767,180  $814,712  $790,600  $790,000
                                --------  --------  --------  --------

 Liabilities and shareholders'
  equity:
 Deposits:
  Noninterest bearing           $102,906  $105,696  $ 73,663  $ 68,563
  Interest bearing               471,964   463,656   439,938   452,108
                                --------  --------  --------  --------
   Total deposits                574,870   569,352   513,601   520,671
 Federal funds purchased,
  securities sold under
  agreements to repurchase and
  other short term borrowings         --    30,109    33,838    20,211
 FHLB advances                   105,400   135,400   161,185   167,072
 Junior subordinated debentures   10,310    10,310    10,310    10,310
 Other liabilities                 7,301     7,470     6,709     6,829
                                --------  --------  --------  --------
 Total liabilities              $697,881  $752,641  $725,643  $725,093
                                --------  --------  --------  --------

 Shareholders' equity:
 Common stock: $1 par value;
  10 million shares authorized     8,903     5,716     5,667     5,667
 Nonvested restricted stock         (460)     (556)     (445)     (549)
 Capital surplus                  67,721    62,658    62,405    62,410
 Accumulated other comprehensive
  income                           1,000       167       527       (89)
 Retained earnings                 8,633    11,463    14,218    14,883
 Treasury stock, at cost         (16,498)  (17,377)  (17,415)  (17,415)
                                --------  --------  --------  --------
 Total shareholders' equity       69,299    62,071    64,957    64,907
                                --------  --------  --------  --------
 Total liabilities and
  shareholders' equity          $767,180  $814,712  $790,600  $790,000
                                --------  --------  --------  --------

 Income Statement Data
 (Dollars in thousands, except per share data)

                       Three     Three     Three      Nine      Nine
                       Months    Months    Months    Months    Months
                       Ended     Ended     Ended     Ended     Ended
                      Sept. 30   June 30  Sept. 30  Sept. 30  Sept. 30
                        2009      2009      2008      2009      2008
                        (Un-      (Un-      (Un-      (Un-      (Un-
                      audited)  audited)  audited)  audited)  audited)
 Interest income:
  Interest and fees
   on loans           $  8,186  $  8,401  $  9,471  $ 25,077  $ 30,324
  Interest on
   investment
   securities              816       831       934     2,622     2,884
  Interest on federal
   funds sold and
   Interest-bearing
   deposits                 24         7         1        32         5
                      --------  --------  --------  --------  --------
   Total interest
    income               9,026     9,239    10,406    27,731    33,213

 Interest expense:
  Interest on deposits   2,199     1,823     2,425     5,863     8,552
  Interest on
   borrowings            1,446     1,659     1,986     4,778     6,040
                      --------  --------  --------  --------  --------
   Total interest
    expense              3,645     3,482     4,411    10,641    14,592

 Net interest income     5,381     5,757     5,995    17,090    18,621
 Provision for loan
  loss                   6,000     5,800     1,100    13,800     5,600
                      --------  --------  --------  --------  --------
 Net interest income
  after provision         (619)      (43)    4,895     3,290    13,021
 Non-interest income:
  Service charges on
   deposit accounts        594       573       672     1,730     1,841
  Gain on sale of
   loans held for sale     359       493       315     1,174       918
  Fees from brokerage
   services                 74        74        34       185       127
  Income from
   fiduciary
   activities              418       406       442     1,172     1,398
  Gain on sale of
   securities
   held-for-sale             3       248        --       396        98
  Other operating
   income                  419       444       388     1,308     1,143
                      --------  --------  --------  --------  --------
   Total non-interest
    income               1,867     2,238     1,851     5,965     5,525

 Non-interest expense:
  Salaries and
   employee benefits     2,600     2,617     2,735     7,811     8,643
  Net occupancy
   expense                 316       320       340       956       996
  Amortization of
   intangible assets       106       105       112       320       337
  Furniture and
   equipment expense       212       223       265       667       743
  Loss on sale of
   fixed assets             20        21        --        39        --
  Other operating
   expenses              2,626     3,736     1,688     7,862     4,826
                      --------  --------  --------  --------  --------
   Total non-interest
    expense              5,880     7,022     5,140    17,655    15,545
 Income (loss) before
  taxes                 (4,632)   (4,827)    1,606    (8,400)    3,001
 Income tax expense
  (benefit)             (1,803)   (1,886)      410    (3,493)      597
                      --------  --------  --------  --------  --------
 Net income (loss)    $ (2,829) $ (2,941) $  1,196  $ (4,907) $  2,404
                      --------  --------  --------  --------  --------

                                 September 30, 2009    June 30, 2009
 (Dollars in thousands)            Balance  Percent   Balance  Percent
 Loans:
 Commercial and agricultural      $ 36,956    6.14%  $ 38,705    6.29%
 Real estate - construction        177,584   29.50%   176,534   28.71%
 Real estate - mortgage and
  commercial                       319,026   53.01%   330,782   53.79%
 Home equity                        47,315    7.86%    48,634    7.91%
 Consumer - Installment             19,538    3.25%    18,840    3.06%
 Other
                                     1,427    0.24%     1,491    0.24%
                                  --------  -------  --------  -------
  Total                           $601,846  100.00%  $614,986  100.00%
                                  --------  -------  --------  -------

                                  December 31, 2008  September 30, 2008
 (Dollars in thousands)            Balance  Percent   Balance  Percent
 Loans:
 Commercial and agricultural      $ 43,442    6.77%  $ 42,531    6.59%
 Real estate - construction        185,414   28.89%   198,487   30.75%
 Real estate - mortgage and
  commercial                       344,457   53.68%   334,064   51.75%
 Home equity                        47,830    7.45%    46,453    7.19%
 Consumer - Installment             19,073    2.97%    22,622    3.50%
 Other
                                     1,521    0.24%     1,401    0.22%
                                  --------  -------  --------  -------
  Total                           $641,737  100.00%  $645,558  100.00%
                                  --------  -------  --------  -------

                                 September 30, 2009    June 30, 2009
 (Dollars in thousands)            Balance  Percent   Balance  Percent
 Deposits:
 Noninterest bearing demand       $102,906   17.90%  $105,696   18.56%
 Interest bearing demand            61,098   10.63%    62,559   10.99%
 Money market and savings          167,967   29.22%   139,677   24.53%
 Brokered deposits                  29,417    5.12%    46,561    8.18%
 Certificates of deposit           213,482   37.13%   214,859   37.74%
                                  --------  -------  --------  -------
  Total                           $574,870  100.00%  $569,352  100.00%
                                  --------  -------  --------  -------

                                  December 31, 2008  September 30, 2008
 (Dollars in thousands)            Balance  Percent   Balance  Percent
 Deposits:
 Noninterest bearing demand       $ 73,663   14.35%  $ 68,563   13.17%
 Interest bearing demand            65,699   12.79%    63,487   12.19%
 Money market and savings          133,807   26.05%   142,502   27.37%
 Brokered deposits                  49,828    9.70%    53,965   10.36%
 Certificates of deposit           190,604   37.11%   192,154   36.91%
                                  --------  -------  --------  -------
  Total                           $513,601  100.00%  $520,671  100.00%
                                  --------  -------  --------  -------

 Wealth Management Group Fiduciary and Related Services:
 (Dollars in thousands, except number of accounts)

                                Sept. 30, June 30,  Dec. 31,  Sept. 30,
                                  2009      2009      2008      2008

 Market value of accounts       $477,414  $438,929  $396,596  $444,714
 Market value of discretionary
  accounts                      $180,703  $167,760  $160,488  $184,042
 Market value of
  non-discretionary accounts    $296,711  $271,169  $236,108  $260,672
 Total number of accounts          1,397     1,315     1,334     1,304

 Yield/Rate Analysis YTD
                        Three Months Ended       Three Months Ended
                        September 30, 2009       September 30, 2008
                     -------------------------------------------------
 (Dollars in         Average           Yield/  Average          Yield/
  thousands)         Balance  Interest  Rate   Balance Interest  Rate
                     -------------------------------------------------
 ASSETS
 Loans(1)(3)         $609,033 $  8,194  5.34% $645,425 $  9,481  5.84%
 Securities,
  taxable(2)           47,186      536  4.51%   40,104      521  5.17%
 Securities,
  nontaxable(2)(3)     21,842      320  5.81%   29,550      433  5.83%
 Nonmarketable Equity
  Securities           10,186       48  1.87%   10,306       92  3.55%
 Fed funds sold and
  other (incl. FHLB)   35,254       24  0.27%      279        1  1.43%
                     -----------------        -----------------
  Total earning
   assets            $723,501 $  9,122  5.00% $725,664 $ 10,528  5.77%
 Non-earning assets    56,919                   57,110
                     --------                 --------
   Total assets      $780,420                 $782,774
                     ========                 ========

 LIABILITIES AND
  STOCKHOLDERS'
  EQUITY
 Transaction
  accounts           $186,265 $    473  1.01% $214,021 $    633  1.18%
 Regular savings
  accounts             41,999      174  1.64%   36,816      197  2.13%
 Certificates of
  deposit             246,454    1,551  2.50%  189,239    1,595  3.35%
 Other short term
  borrowings              359       --  0.00%   43,037      244  2.26%
 FHLB Advances        119,096    1,262  4.20%  149,862    1,561  4.14%
 Junior subordinate
  debentures           10,310      185  7.12%   10,310      181  6.98%
                     -----------------        -----------------
  Total interest-
   bearing
   liabilities       $604,483 $  3,645  2.39% $643,285 $  4,411  2.73%

 Non-interest bearing
  liabilities         112,261                   74,709
 Stockholders' equity  63,676                   64,780
                     --------                 --------
  Total liabilities
   & equity          $780,420                 $782,774
                     ========                 ========

 Net interest income/
  interest rate
  spread                      $  5,477  2.61%          $  6,117  3.04%
                              ===============          ===============

 Net yield on earning
  assets                                3.00%                    3.35%
                                       ======                   ======

 Yield/Rate Analysis YTD
                        Nine Months Ended        Nine Months Ended
                        September 30, 2009       September 30, 2008
                     -------------------------------------------------
 (Dollars in         Average           Yield/  Average          Yield/
  thousands)         Balance  Interest  Rate   Balance Interest  Rate
                     -------------------------------------------------
 ASSETS
 Loans(1)(3)         $624,327 $ 25,101  5.38% $651,796 $ 30,357  6.22%
 Securities,
  taxable(2)           45,531    1,669  4.90%   39,781    1,544  5.18%
 Securities,
  nontaxable(2)(3)     25,025    1,165  6.22%   29,375    1,299  5.91%
 Nonmarketable Equity
  Securities            4,753      109  3.07%    9,829      373  5.07%
 Fed funds sold and
  other (incl. FHLB)   19,357       32  0.22%      279        5  2.39%
                     -----------------        -----------------
  Total earning
   assets            $718,993 $ 28,076  5.22% $731,060 $ 33,578  6.14%
 Non-earning assets    63,335                   61,120
                     --------                 --------
  Total assets       $782,328                 $792,180
                     ========                 ========

 LIABILITIES AND
  STOCKHOLDERS'
  EQUITY
 Transaction
  accounts           $194,066 $  1,092  0.75% $228,010 $  2,516  1.47%
 Regular savings
  accounts             39,452      504  1.71%   36,313      638  2.35%
 Certificates of
  deposit             211,878    4,266  2.69%  189,597    5,398  3.80%
 Other short term
  borrowings           23,935       57  0.32%   49,412      981  2.65%
 FHLB Advances        134,271    4,177  4.16%  140,334    4,518  4.30%
 Junior subordinate
  debentures           10,310      545  7.07%   10,310      542  7.02%
                     -----------------        -----------------
  Total interest-
   bearing
   liabilities       $613,912 $ 10,641  2.32% $653,976 $ 14,593  2.98%
 Non-interest bearing
  liabilities         104,127                   73,068
 Stockholders' equity  64,289                   65,136
                     --------                 --------
  Total liabilities
   & equity          $782,328                 $792,180
                     ========                 ========

 Net interest income/
  interest rate
  spread                      $ 17,435  2.90%          $ 18,985  3.15%
                              ===============          ===============

 Net yield on earning
  assets                                3.24%                    3.47%
                                       ======                   ======

 (1) The effect of loans in nonaccrual status and fees collected is not significant to the computations.
 (2) Average investment securities exclude the valuation allowance on securities available-for-sale.
 (3) Fully tax-equivalent basis at 38% tax rate for nontaxable securities and loans.

CONTACT:  Community Capital Corporation
          R. Wesley Brewer, Executive Vice President/CFO
            864-941-8290
            wbrewer@capitalbanksc.com
          Lee Lee M. Lee, Controller/VP of Investor Relations
            864-941-8242
            llee@capitalbanksc.com
          www.comcapcorp.com